DIREXION SHARES ETF TRUST
DIREXION DAILY JUNIOR GOLD MINERS INDEX BEAR 2X SHARES (JDST)
(THE “FUND”)

Supplement dated May 31, 2024, to the
Summary Prospectus, Prospectus, and
Statement of Additional Information (“SAI”), each dated February 28, 2024

After the close of the markets on June 28, 2024 (the “Effective Date”), the Fund will effect a reverse split of its issued and outstanding shares as follows:
Fund Name	Reverse Split Ratio	Approximate decrease in total number of outstanding shares
Direxion Daily Junior Gold Miners Index Bear 2X Shares	1 for 10	90%
Effective after the close of markets on the Effective Date, the Fund’s CUSIP will change as noted in the table below:
Fund Name	Current CUSIP	New CUSIP
Direxion Daily Junior Gold Miners Index Bear 2X Shares	25460G807	25461A577
As a result of the reverse split, every ten shares of the Fund will be exchanged for one share of the Fund. Accordingly, the total number of the issued and outstanding shares for the Fund will decrease by the approximate percentage indicated above. In addition, the per share net asset value (“NAV”) and next day’s opening market price will be approximately ten-times higher for the Fund. Shares of the Fund will begin trading on the NYSE Arca, Inc. (the “NYSE Arca”) on a split-adjusted basis on July 1, 2024.
The next day’s opening market value of the Fund’s issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the reverse split. The table below illustrates the effect of a hypothetical one-for-ten reverse split anticipated for the Fund:
1-for-10 Reverse Split
Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	1,000	$1	$1,000
Post-Split	100	$10	$1,000
The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the reverse split and instruct DTC to adjust each shareholder’s investment(s) accordingly. DTC is the registered owner of the Fund’s shares and maintains a record of the Fund’s record owners.
Redemption of Fractional Shares and Tax Consequences of the Reverse Split
As a result of the reverse split, a shareholder of the Fund’s shares potentially could hold a fractional share. However, fractional shares cannot trade on the NYSE Arca. Thus, the Fund will redeem for cash a shareholder’s fractional shares at the Fund’s split-adjusted NAV as of the Effective Date. Such redemption may have tax implications for those shareholders and a shareholder could recognize a gain or loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, the reverse split will not result in a taxable transaction for holders of Fund shares. No transaction fee will be imposed on shareholders for such redemption.
“Odd Lot” Unit
Also as a result of the reverse split, the Fund may have outstanding one aggregation of less than 50,000 shares to make a creation unit, or an “odd lot unit.” Thus, the Fund will provide one authorized participant with a one-time opportunity to redeem the odd lot unit at the split-adjusted NAV or the NAV on such date the authorized participant seeks to redeem the odd lot unit.

Please retain a copy of this Supplement with your Summary Prospectus, Prospectus, and SAI.